UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported) August 5, 1996





                       CHANTAL PHARMACEUTICAL CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                       0-13304              22-2276346

(State or other jurisdiction of    (Commission         (I.R.S. Employer
incorporation or organization)      File Number)       Identification No.)

     12121 Wilshire Boulevard, Los Angeles, California           90025
          (Address of prinicpal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (310) 207-1950


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Item 7.   Financial Statement, Proforma Financial Information and Exhibits.
          ----------------------------------------------------------------

(c) The following Exhibit is filed with this report on Form 8-K:

          16. Letter from Coopers & Lybrand L.L.P. dated August 13, 1996 -






                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CHANTAL PHARMACEUTICAL CORPORATION
                         ----------------------------------
                                        (Registrant)



                         By s/CHANTAL BURNISON
                            ---------------------------------------
                                    Chantal Burnison
                               Chairman and Chief Executive Officer

Dated: August 19, 1996